UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  August 19, 2016
(Date of earliest event reported)

VASOMEDICAL, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18105	11-2871434
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

137 Commercial Street, Suite 200, Plainview, New York	11803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 997-4600

180 Linden Avenue, Westbury, New York  11590
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers.

(b) On August 19, 2016, Simon Srybnik, who served as Chairman of the Board of the Company since June 2010 and as a director since June 2007, resigned as Chairman and a director of the Company.

(c) On August 19. 2016, Joshua Markowitz, a director of the Company since June 2015, was appointed Chairman of the Board of the Company.  Mr. Markowitz has been a practicing attorney in the State of New Jersey for in excess of 30 years.  He is currently a senior partner in the New Jersey law firm of Markowitz O'Donnell, LLP.  Mr. Markowitz is the brother-in-law of the Company's former Chairman, Mr. Simon Srybnik.

The Board noted the contributions to the Company made by Simon Srybnik.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2016	VASOMEDICAL, INC. By: /s/ Jun Ma Jun Ma Chief Executive Officer and President